UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.
On May 9, 2024, LanzaTech Global, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) and a Terms Agreement (the “Terms Agreement” and, together with the Sales Agreement, the “ATM Agreements”) with B. Riley Securities, Inc. (“B. Riley Securities”), pursuant to which the Company may, from time to time, offer and sell shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), having an aggregate offering price of up to $100 million (the “Shares”).
Sales of the Shares under the ATM Agreements, if any, may be made by any method that is deemed an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be offered through or to B. Riley Securities, acting as agent in connection with agency transactions or as principal in connection with any principal transactions. Pursuant to the Terms Agreement, the Company will have the right, but not the obligation, from time to time at its sole discretion, for as long as the Sales Agreement remains effective, to direct B. Riley Securities on any trading day to act on a principal basis and purchase up to $180,000 per day, up to $900,000 per week, and up to $40 million per twelve-month period, subject to any applicable limitations pursuant to the rules and regulations of The Nasdaq Stock Market, LLC (the aggregate amount so purchased by B. Riley Securities under the Terms Agreement, the “Commitment”), which Commitment will be included within the aggregate offering price of up to $100 million of Common Stock sold pursuant to the ATM Agreements; provided, however, that only one principal sale may be requested per day unless otherwise agreed to by B. Riley Securities.
B. Riley Securities will be entitled to receive from the Company a commission in an amount (i) up to 3.0% of the gross sales price per Share sold through it as agent in agency transactions and (ii) equal to 5.0% of the purchase price per Share sold to B. Riley Securities, as principal in principal transactions. The Company has agreed to provide B. Riley Securities with customary indemnification and contribution rights. The Company will also reimburse B. Riley Securities for certain specified expenses as set forth in the Sales Agreement.
The issuance and sale, if any, of the Shares by the Company under the ATM Agreements is subject to the effectiveness of the Company’s registration statement on Form S-3 filed with the Securities and Exchange Commission on May 9, 2024. The Company makes no assurances as to if or when the registration statement will become effective or, if it does become effective, as to the continued effectiveness of the registration statement.
The Sales Agreement may be terminated by either B. Riley Securities or the Company, as permitted therein. The Sales Agreement will automatically terminate upon the sale of all of the Shares subject to the Sales Agreement.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Item 2.02. Results of Operations and Financial Condition.
On May 9, 2024, LanzaTech Global, Inc. (Nasdaq: LNZA), issued a press release announcing its financial results for the quarter ended March 31, 2024.
In connection with issuing the press release, LanzaTech Global, Inc. will host a conference call on Thursday May 9, 2024 to discuss its financial results for its first quarter ended March 31, 2024. In connection therewith, LanzaTech Global, Inc. is providing an earnings presentation to stockholders, analysts, and any other parties participating on the call. Copies of the Company’s press release and earnings presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statements
This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023 filed by LanzaTech with the SEC, and in future SEC filings, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed by LanzaTech with the SEC on May 9, 2024. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	LanzaTech 1Q24 Earnings Press Release, dated May 9, 2024
99.2	LanzaTech 1Q24 Earnings Presentation, dated May 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 9, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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